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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): AUGUST 27, 2001



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




           DELAWARE                     1-3473                  95-0862768
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                    300 CONCORD PLAZA DRIVE                     78216-6999
                      SAN ANTONIO, TEXAS                        (Zip Code)
            (Address of principal executive offices)





       Registrant's telephone number, including area code: (210) 828-8484



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 6, 2001, Tesoro Petroleum Corporation ("Tesoro" or the "Company") completed the acquisition (the "BP Acquisition") of certain refining and marketing assets of BP p.l.c. and certain of its affiliates, including refineries in Salt Lake City, Utah and Mandan, North Dakota. The BP Acquisition was effected pursuant to Asset Purchase Agreements dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company, which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference. The Salt Lake City, Utah refinery has a crude oil capacity of 55,000 barrels per day ("bpd"). More than half of its production is gasoline, with principal other products of diesel and jet fuel. The Mandan refinery, which is located near Bismarck, North Dakota, has a rated capacity of 60,000 bpd and produces mostly gasoline, with the balance in distillates, jet fuel and other products. The BP Acquisition also includes 43 retail gasoline stations and contracts for approximately 280 Amoco-branded stations assigned by BP to Tesoro that are owned by about 80 gasoline jobbers. The Company intends to utilize the assets acquired through the BP Acquisition in a similar manner.

         Tesoro paid $675 million in cash for the BP Acquisition, including approximately $91 million for related hydrocarbon inventories subject to a final valuation adjustment. The Company also assumed certain liabilities and obligations (including costs associated with transferred employees and environmental matters among others) subject to certain levels of indemnification. The Company funded the BP Acquisition with borrowings under a new $1 billion Senior Secured Credit Facility. The Company entered into this new Senior Secured Credit Facility on September 6, 2001, with Lehman Brothers Inc. (lead arranger), Lehman Commercial Paper Inc. (the syndication agent), Bank One, NA (the administrative agent) and a syndicate of banks, financial institutions and other entities. It consists of (i) an $85 million five-year Tranche A Term Loan Facility, (ii) a $90 million five-year Delayed Draw Term Loan Facility,
(iii) a $300 million six-year Tranche B Term Loan Facility, (iv) a $350 million Capital Markets Term Loan Facility, and (v) a $175 million five-year Revolving Credit Facility.

         Tesoro has also entered into an agreement with BP p.l.c. and certain of its affiliates to purchase a related North Dakota crude gathering system. Closing of this transaction, pending regulatory approval, is expected on or after November 1, 2001.

         The foregoing is qualified by reference to Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 5. OTHER EVENTS

         On August 27, 2001, the Company issued a press release announcing that the Company is investigating various strategic, value-creating opportunities for its Gulf of Mexico-based Marine Services operations.

         On September 4, 2001, the Company issued a press release announcing that the Company had entered into a purchase and sale agreement to acquire approximately 46 retail fueling facilities, located in Washington, Oregon and Idaho. These properties are being purchased from Gull Industries, Inc., a


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privately held company based in Seattle, Washington. The transaction is expected to close in the fourth quarter of 2001.

         The foregoing is qualified by reference to the press releases which are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  The financial statements for the periods specified in Rule 3-05 (b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

         (b)      Pro forma financial information.

                  The pro forma financial statements required pursuant to
         Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company relating to the purchase and sale of the Mandan refinery and related assets. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to this Asset Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets acquired and the representations and warranties made by the parties to the Asset Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the SEC upon request.

                  2.2 Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company relating to the purchase and sale of the Salt Lake City refinery and related assets. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to this Asset Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets acquired and the representations and warranties made by the parties to the Asset Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the SEC upon request.

                 99.1 Press Release dated August 27, 2001 by Tesoro Petroleum Corporation.

                 99.2 Press Release dated September 4, 2001 by Tesoro Petroleum Corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 21, 2001


                                            TESORO PETROLEUM CORPORATION




                                            By:     /s/ JAMES C. REED, JR.
                                               --------------------------------
                                                      James C. Reed, Jr.
                                                   Executive Vice President,
                                                General Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                          DESCRIPTION
-------                                         -----------
2.1               Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil
                  Company relating to the purchase and sale of the Mandan
                  refinery and related assets. Pursuant to Item 601(b)(2) of
                  Regulation S-K, certain schedules and similar attachments to this Asset Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets acquired and the representations and warranties made by the parties to the Asset Purchase Agreement. The Company
                  agrees to furnish supplementally any omitted schedule to the
                  SEC upon request.

2.2 Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil
                  Company relating to the purchase and sale of the Salt Lake
                  City refinery and related assets. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to this Asset Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets acquired and the representations and warranties made by the parties to the Asset Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the SEC upon request.

99.1              Press Release dated August 27, 2001 by Tesoro Petroleum
                  Corporation.

99.2              Press Release dated September 4, 2001 by Tesoro Petroleum
                  Corporation.



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